UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - May 11, 2012 (May 8, 2012)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.

ALLETE, Inc. (the “Company”) held its 2012 annual meeting of shareholders on May 8, 2012. Each matter voted upon at the meeting and the final results of the voting on each such matter are presented below. For a complete description of the matters voted upon at the annual meeting, see the Company's definitive proxy statement, dated March 20, 2012.

Item 1 - Election of eleven (11) Directors.

All nominees for director were elected by the following votes.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kathleen A. Brekken	26,513,877.691	341,375.302	281,157.687	4,080,197.000
Kathryn W. Dindo	26,512,311.522	331,673.565	292,425.593	4,080,197.000
Heidi J. Eddins	26,598,768.046	315,150.780	222,491.854	4,080,197.000
Sidney W. Emery, Jr.	26,545,192.226	365,663.458	225,554.996	4,080,197.000
James S. Haines, Jr.	26,530,125.130	383,432.843	222,852.707	4,080,197.000
Alan R. Hodnik	26,119,941.397	758,413.999	258,055.284	4,080,197.000
James J. Hoolihan	26,561,849.690	282,820.578	291,740.412	4,080,197.000
Madeleine W. Ludlow	26,486,751.700	361,269.821	288,389.159	4,080,197.000
Douglas C. Neve	26,623,220.001	283,732.474	229,458.205	4,080,197.000
Leonard C. Rodman	26,604,216.716	318,852.815	213,341.149	4,080,197.000
Bruce W. Stender	26,238,627.954	692,532.723	205,250.003	4,080,197.000

Item 2 - Approval of advisory resolution on executive compensation.

The advisory vote on executive compensation was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,681,183.731	1,403,530.357	1,051,696.592	4,080,197.000

Item 3 - Approval of an Amendment to the ALLETE and Affiliated Companies Employee Stock Purchase Plan to Increase the Number of Shares of Common Stock Authorized for Issuance Under the Plan.

The advisory vote on the amendment to increase the number of shares for issuance under the plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,885,693.951	811,111.281	439,605.448	4,080,197.000

Item 4 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2012.

The selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2012 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,384,021.580	665,427.698	167,158.402	—

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE's disclosures under the heading: “Forward-Looking Statements" located on page 2 of this Form 8-K.

ALLETE Form 8-K dated May 11, 2012

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•	our ability to successfully implement our strategic objectives;

•
regulatory or legislative actions, including changes in governmental policies of the United States Congress, state legislatures, the FERC, the MPUC, the PSCW, the NDPSC, the EPA and various state, local and county regulators, and city administrators, about allowed rates of return, capital structure, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, present or prospective wholesale and retail competition (including but not limited to transmission costs), zoning and permitting of land held for resale and environmental matters;

•	our ability to manage expansion and integrate acquisitions;

•	the potential impacts of climate change and future regulation to restrict the emissions of GHG on our Regulated Operations;

•	effects of restructuring initiatives in the electric industry;

•	economic and geographic factors, including political and economic risks;

•	changes in and compliance with laws and regulations;

•	weather conditions, natural disasters and pandemic diseases;

•	war, acts of terrorism and cyber attacks;

•	wholesale power market conditions;

•	population growth rates and demographic patterns;

•	effects of competition, including competition for retail and wholesale customers;

•	changes in the real estate market;

•	pricing and transportation of commodities;

•	changes in tax rates or policies or in rates of inflation;

•	project delays or changes in project costs;

•	availability and management of construction materials and skilled construction labor for capital projects;

•	changes in operating expenses and capital expenditures;

•	global and domestic economic conditions affecting us or our customers;

•	our ability to access capital markets and bank financing;

•	changes in interest rates and the performance of the financial markets;

•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel; and

•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements.

Additional disclosures regarding factors that could cause our results and performance to differ from results or performance anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 26 of our 2011 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by us in this Form 8-K and in our other reports filed with the SEC that attempt to advise interested parties of the factors that may affect our business.

ALLETE Form 8-K dated May 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

May 11, 2012	/s/ Steven Q. DeVinck
Steven Q. DeVinck
Controller and Vice President - Business Support

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ALLETE Form 8-K dated May 11, 2012